EXHIBIT 2.4





                               THIRD AMENDMENT TO
                            STOCK PURCHASE AGREEMENT

         THIS THIRD AMENDMENT TO STOCK PURCHASE AGREEMENT (the "Amendment") is made and entered into as of July 22, 1998 by and among AMERICAN ALLSAFE COMPANY, a Delaware corporation (the "Buyer"), the selling stockholders party hereto (the "Sellers") and KEDMAN COMPANY, a Utah corporation ("Kedman"). This Amendment amends that certain Stock Purchase Agreement dated as of June 5, 1998 by and among the Buyer, the Sellers and Kedman, as amended by the First Amendment to Stock Purchase Agreement dated as of June 18, 1998 by and among the Buyer, the Sellers and Kedman, and as amended by the Second Amendment to Stock Purchase Agreement dated as of July 22, 1998 by and among the Buyer, the Sellers and Kedman (as amended, the "Stock Purchase Agreement").

                                   WITNESSETH

         WHEREAS, the parties hereto desire to amend the Stock Purchase Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereby agree as follows:

         SECTION 1. The preamble of the Stock Purchase Agreement is hereby amended by deleting the words "Kedman Company, Inc." in the third line of the Preamble and substituting the words "Kedman Company" therefor.

         SECTION 2. Notwithstanding any of the previous agreements between the parties, each party hereby agrees that the party to the Stock Purchase Agreement is Kedman Company, a Utah corporation and not Kedman Company, Inc. The parties further agree that any reference to "Kedman Company, Inc." in the Stock Purchase Agreement, any amendment thereto or in any other document delivered pursuant to, in connection with or as a result of the Stock Purchase Agreement (together with the Stock Purchase Agreement the "Acquisition Documents"), shall refer solely and completely to Kedman Company, a Utah corporation, and that Kedman Company shall be substituted for Kedman Company, Inc. in any of the Acquisition Documents that refer to Kedman Company, Inc. or to which Kedman Company, Inc. is a party.

         SECTION 3. Except as expressly modified by this Amendment, the Stock Purchase Agreement shall remain in full force and effect without any other change or modification.





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         IN WITNESS  WHEREOF,  the parties hereto have caused this instrument to be duly executed as of the date first above written.



                                            AMERICAN ALLSAFE COMPANY



                                            By:_____________________________
                                               Name: Christopher T. Paule
                                               Title:    Secretary


                                            JACKSON PRODUCTS, INC.
                                            Solely for purposes of
                                            Section 12.15.


                                            By:_____________________________
                                               Name: Christopher T. Paule
                                               Title:    Secretary


                                            KEDMAN COMPANY, INC.


                                            By:_____________________________
                                               Name:
                                               Title:


                                            SELLERS


                                            _____________________________
                                            G. Michael Edwards



                                            _____________________________
                                            Robert F. Edwards


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                                           _____________________________
                                           David B. Edwards



                                           G.M.E. ASSOCIATES, LTD.

                                           _____________________________
                                           By:  G. Michael Edwards
                                           Its: